Investments - Equity Method Investments - Equity Method (Tables)	3 Months Ended
Mar. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
EQUITY METHOD INVESTMENTS (in millions)

	RGS	TRG	UBFS	Total
Balance at December 31, 2015	$—	$42	$16	$58
Effect of deconsolidation (a)	295	—	—	295
Equity in earnings	2	1	1	4
Distributions received	(9)	(1)	(1)	(11)
Balance at March 31, 2016	$288	$42	$16	$346

(a)
The reassessment of our investments we performed resulted in the deconsolidation of RGS and the reporting of RGS as an equity method investment. We recognized an increase of $295 million to equity method investments as of January 1, 2016 as a result of the deconsolidation in addition to a cumulative effect reduction to opening equity of $2 million related to the difference in earnings under the equity method of accounting in prior periods. The carrying amount of our investment in RGS exceeded the underlying equity in net assets by $139 million at March 31, 2016.